UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22975

AllianzGI Institutional Multi-Series Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

ITEM 1. REPORT TO SHAREHOLDERS

AllianzGI Institutional Multi-Series Trust

Semiannual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolios’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Portfolio electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Portfolio at any time. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex.

Portfolio Summaries	2-7

Important Information	8-9

Schedules of Investments	10-28

Statements of Assets and Liabilities	29

Statements of Operations	30

Statements of Changes in Net Assets	31-32

Financial Highlights	33-35

Notes to Financial Statements	36-48

Changes to the Board of Trustees	49

Privacy Policy	50-52

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited)

For the period of October 1, 2019 through March 31, 2020, as provided by Christian McCormick, Senior Product Specialist.

Portfolio Insights

For the six-month period ended March 31, 2020, the AllianzGI Best Styles Global Managed Volatility Portfolio (the “Portfolio”) returned -13.82%, underperforming the MSCI ACWI Minimum Volatility Index (the “benchmark”), which returned -13.51%.

Market Overview

Global equities across all regions generated strong absolute performance in the fourth quarter 2019, but after a steady start to 2020, global equities changed direction in mid-February amid growing evidence that the COVID-19 outbreak was spreading beyond China. The extended factory shutdowns in China also started to impact the global supply chain. The sell-off gathered pace as the quarter progressed, with a growing number of countries employing travel restrictions and draconian quarantine measures to try to control the spread of the virus and avoid overloading health care systems. As fears increased that the global economy was heading for a severe recession, most markets entered an official bear market, defined as a retreat of at least 20% from a recent peak. The steep decline meant that global equities suffered their worst quarter since the 2008 financial crisis.

Portfolio Review

In what was a noisy and mainly beta driven market, style performance was as expected and somewhat balanced. Unfortunately, on the downside Value and Small caps had a larger magnitude of detraction versus positive performance in other styles during the first quarter, which was a reversal from the fourth quarter 2019. Value underperformed by 5.2% and the smallest quintile in the benchmark universe by market cap underperformed by 5.7%. On the flip side, Quality and Low Volatility did well, which was to be expected. However, Revisions and Momentum also outperformed. Momentum did well as it already consisted of many high quality and low risk names, which have been outperforming for the past year, and the performance of Revisions seem to reflect confidence that most sell side analysts had a good understanding of how various companies would be affected by the virus and corresponding economic fallout.

The Best Styles strategy has only moderate leeway for sector and regional allocation with a maximum deviation of 3% versus the benchmark for active weightings. The overall contribution from active country/sector allocation was relatively benign as would be expected with our tight active collars, but there was a -27 basis points detraction from the country allocation

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past six months. Stock selection in the materials and energy sectors were the biggest detractors at -161 basis points and -58 basis points, respectively. Stock selection within information technology was the strongest at 76 basis points.

Outlook

In general, considering economic literature

(e.g. Reinhardt/Rogoff), we expect that higher indebtedness after the crisis should influence growth negatively. Ninety percent debt/gross domestic product has been considered a threshold for growth to be impacted negatively. This ratio will probably be surpassed by a lot of countries. The threshold may move up under current monetary policy conditions, but those policies may take a toll on growth themselves (“zombification”, empty toolbox, etc.). After the crisis, we expect to be dealing with a low trend growth environment as the base case. The wild card would be fiscal stimulus, but even though there would be stimulus on top of all the debt issued for guarantees, income substitution etc., in our view, it will probably not be enough.

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	Since Inception†

AllianzGI Best Styles Global Managed Volatility Portfolio	-13.82%	-9.14%	4.85%
MSCI ACWI Minimum Volatility Index††	-13.51%	-7.52%	4.68%

* Cumulative return

† The Portfolio began operations on April 11, 2016. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI ACWI Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across developed markets and emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.70%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2021. The Portfolio’s expense ratio net of this reduction is 0.45%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2020, as further revised or supplemented from time to time.

2	Semiannual Report / March 31, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited) (continued)

Country Allocation (as of March 31, 2020)		Cumulative Returns through March 31, 2020

United States	51.7%
Japan	14.1%
Taiwan	5.1%
Switzerland	4.6%
China	2.6%
Singapore	1.6%
Korea (Republic of)	1.5%
Germany	1.5%
Other	15.6%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
Institutional Class

Beginning Account Value (10/1/19)	$1,000.00

Ending Account Value (3/31/20)	$861.80

Expenses Paid During Period	$2.09

Hypothetical Performance
(5% return before expenses)
Institutional Class

Beginning Account Value (10/1/19)	$1,000.00

Ending Account Value (3/31/20)	$1,022.75

Expenses Paid During Period	$2.28

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio 0.45%, multiplied by the average account value over the period, multiplied by 183/366

3	Semiannual Report / March 31, 2020

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited)

For the period of October 1, 2019 through March 31, 2020, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

For the six-month period ended March 31, 2020, the AllianzGI Global Small-Cap Opportunities Portfolio (the “Portfolio”) returned -26.35%, underperforming the MSCI All Country World Small-Cap Index (the “benchmark”), which returned -23.39%.

Market Overview

During the reporting period, global small cap equities were broadly lower due to the significant headwinds related to the COVID-19 outbreak. The asset class initially advanced in each of the initial three months of the reporting period thanks to expectations of stable global growth projections, the agreement of a “phase one” trade deal between the US and China and better-than-expected corporate earnings. Global small cap equities declined modestly in January as investors were nervous about tensions between the United States and Iran, and COVID-19 news began to capture headlines, mainly in China. The broad-based asset class sell-off intensified toward the end of February amid growing evidence that the COVID-19 outbreak was spreading beyond China. The sell-off accelerated in March as travel restrictions and social distancing efforts related to COVID-19 led to fears grew that the global economy would be unable to avoid a recession.

Benchmark sector performance was lower across the board as all 11 sectors posted declines. Health care was the best performing sector, lower by nearly 4%, followed by double-digit losses in information technology and consumer staples. Meanwhile, the energy sector declined more than 57% due to the significant headwinds in oil and gas companies. Consumer discretionary and financials rounded out the three largest benchmark sector laggards for the period.

Country results for the benchmark index were broadly negative as each of the 49 countries declined due to concerns of slowing global growth. Small cap stocks in Belgium were down 6%, followed by high-single-digit losses in China and Denmark. Meanwhile, small cap shares in emerging markets were among the largest underperformers, with the 10 largest decliners all coming from emerging market countries. Indonesia as the largest laggard with a 58% decline, followed by greater than 45% losses in Chile and Colombia.

Portfolio Review

The Portfolio seeks to benefit from the vast inefficiencies in global small cap equities. Results trailed the benchmark due to short-term stockpicking on both a country and sector basis.

Energy was the top relative performer thanks to an underweight allocation and positive stock selection. A relative overweight allocation to information technology aided results as did stockpicking in real estate. Meanwhile, consumer discretionary was the primary underperformer due to an overweight allocation and stock selection, particularly in the household durables industry. A relative underweight allocation in health care and stock selection in financials offset results more modestly. Country results were aided by positive stock selection in Canada, Brazil and

South Korea. Conversely, Japan was the principal laggard due to short-term stock selection. Bottom-up selections in the United States and Switzerland also offset performance during the reporting period.

Outlook

The COVID-19 outbreak has thrown the market for a painful shock. What was originally thought be fairly short and sharp in terms of the economic impact, given initial stabilization in China and greater transparency from the government, has resulted in an unexpected contagion across the globe. In the short-term, we expect the market to continue experiencing bouts of volatility, which will be heavily data-driven based upon COVID-19 news and the corresponding response from governments globally. Our belief is there will be an eventual return to normalcy with limited discernable impact on medium-to-longer-term outlook for most companies.

We continue to construct the Portfolio on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a moderate tracking error and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming periods.

Average Annual Total Return for the period ended March 31, 2020

	6 Month*	1 Year	5 Year	Since Inception†

AllianzGI Global Small-Cap Opportunities Portfolio	-26.35%	-27.08%	0.01%	0.60%

MSCI All Country World Small-Cap Index††	-23.39%	-23.06%	-0.49%	-0.28%

* Cumulative return

† The Portfolio began operations on July 23, 2014. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI All Country World Small-Cap Index captures small-cap representation across developed markets and emerging markets countries. The Index covers about 14% of the free float-adjusted market capitalization in each country. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 3.44%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2021. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2020, as further revised or supplemented from time to time.

4	Semiannual Report / March 31, 2020

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited) (continued)

Country Allocation (as of March 31, 2020)		Cumulative Returns through March 31, 2020

United States	51.2%
Japan	12.3%
Taiwan	6.4%
China	3.2%
Korea (Republic of)	3.1%
Netherlands	2.6%
Australia	2.4%
United Kingdom	2.3%
Other	15.9%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
Institutional Class

Beginning Account Value (10/1/19)	$1,000.00

Ending Account Value (3/31/20)	$736.50

Expenses Paid During Period	$5.21

Hypothetical Performance
(5% return before expenses)
Institutional Class

Beginning Account Value (10/1/19)	$1,000.00

Ending Account Value (3/31/20)	$1,019.00

Expenses Paid During Period	$6.06

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio 1.20%, multiplied by the average account value over the period, multiplied by 183/366.

5	Semiannual Report / March 31, 2020

AllianzGI International Growth Portfolio

(unaudited)

From inception on October 1, 2019 through March 31, 2020, as provided by Laura Villani, Product Specialist, Equities.

Portfolio Insights

For the six-month period ended March 31, 2020, the AllianzGI International Growth Portfolio (the “Portfolio”) returned -6.65%, outperforming the MSCI ACWI ex USA Index (the “benchmark”), which returned -16.52%.

Market Overview

International equities ratcheted steadily higher until mid-February, with sentiment lifted by growing optimism over a “phase one” trade deal between the US and China and better-than-expected corporate earnings. However, growing concerns about the impact of the COVID-19 outbreak led to a steep correction in February, with the sell-off gathering pace in March as a growing number of countries imposed travel restrictions and lockdown measures. Global equities suffered their worst quarter since the 2008 financial crisis in the first quarter of 2020, with many markets entering an official bear market, defined as a decline of at least 20% from a recent peak.

At a sector level, energy stocks declined the most, almost halving in value as global oil demand plummeted and a price war between Russia and Saudi Arabia caused oil prices to hit an 18-year low. Industrials companies were also hit badly as airlines were forced to ground their fleets and factories shut, while deteriorating economic fundamentals hurt financial companies. In contrast, Healthcare stocks advanced modestly, with companies rushing to develop tests, treatments and vaccines for the COVID-19 virus. Technology companies also outperformed the broader market, as did providers of online content as a growing number of people were forced to stay at home.

Portfolio Review

The Portfolio maintains its strategy that takes a bottom-up approach to identifying structural growth, rather than chasing growth momentum. We believe that our focus on high quality businesses, that display long term structural growth independently of the wider market, should shelter us to some extent from uncertainty in the markets.

During the period, the Portfolio saw a positive contribution from both stock selection and sector allocation, with stock selection being strongest. With regards to sector allocation, the underweights of energy and financials were especially supportive, while the overweight of Industrials detracted from active performance. From a country perspective, stock selection in Canada contributed most positively, and was supported by Denmark, Germany and China. Stock picking in South Africa hurt most. With the strategy being both sector and country agnostic, these results are simply an effect of the stock selection.

Meanwhile Restaurant Brands was the lead detractor, subtracting -72 basis points from relative performance, given sales were affected by COVID-19 precautions including restaurant closings and social distancing measures. The position was eventually exited in March, due to lower growth prospects, weakness in the balance sheet, and our concerns surrounding corporate culture, being an important aspect of our strategy.

Outlook

Although we cannot predict what is in store next, by nature the Portfolio is seeking the strongest structural growth names in a Global ex US universe, that are built to withstand challenging market conditions. In this environment, it is all about surviving. The ones surviving this storm will be stronger than many others that have left the scene.

Therefore we have been monitoring the flexibility of our companies, asking questions surrounding inventory levels, their supply chain and alternatives, as well as cost initiatives. Companies that have diversified distribution networks, online sales channels, critical products, and cash flows from high recurring revenues, have relatively less to worry about. The potential recovery of lost sales could also positively surprise fiscal year results.

The first quarter earnings results due in the next weeks will be critical in evaluating the severity of the situation and strength of our portfolio. Many of our names are benefiting from a high degree of recurring revenues, particularly in software via subscription fees. Our companies held up well in China’s slowdown and the Trade War environment of 2019, however, the gravity of current events is unprecedented.

Thankfully our strategy does not require us to make a bet on when this ends, but rather which companies have the best prospects to compound their structural growth over the next five years and beyond. In that frame, we believe the current environment is highlighting numerous opportunities.

Cumulative Return for the period ended March 31, 2020

	6 Month*	Since Inception†

AllianzGI International Growth Portfolio	-6.65%	-7.77%
MSCI ACWI ex USA Index††	-16.52%	-14.71%
MSCI AC World Index ex USA Growth Index	-10.41%	-7.31%

* Cumulative return

† The Portfolio began operations on May 15, 2019. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI ACWI ex USA Index captures large- and mid-cap representation across Developed Markets countries (excluding the U.S.) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 1.71%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2021. The Portfolio’s expense ratio net of this reduction is 0.80%. Expense ratio information is as of the Portfolio’s current Private Placement Memorandum (“PPM”) dated February 1, 2020, as further revised or supplemented from time to time.

6	Semiannual Report / March 31, 2020

AllianzGI International Growth Portfolio

(unaudited) (continued)

Industry/Sectors (as of March 31, 2020)		Cumulative Returns through March 31, 2020

China	15.7%
Denmark	15.2%
Germany	10.7%
Canada	7.4%
Sweden	6.8%
Netherlands	4.9%
Switzerland	4.8%
Israel	4.7%
Other	27.6%
Cash & Equivalents — Net	2.2%

Shareholder Expense Example	Actual Performance
Institutional Class

Beginning Account Value (10/1/2019)	$1,000.00

Ending Account Value (3/31/20)	$933.50

Expenses Paid During Period	$3.87

Hypothetical Performance
Institutional Class
(5% return before expenses)

Beginning Account Value (10/1/19)	$1,000.00

Ending Account Value (3/31/20)	$1,021.00

Expenses Paid During Period	$4.04

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio 0.80%, multiplied by the average account value over the period, multiplied by 183/366.

7	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Important Information (unaudited)

As of March 31, 2020, AllianzGI Institutional Multi-Series Trust (the “Trust”) consisted of three investment series, AllianzGI Best Styles Global Managed Volatility Portfolio, AllianzGI Global Small-Cap Opportunities Portfolio and AllianzGI International Growth Portfolio (each a “Portfolio” and collectively the “Portfolios”). The Portfolios each currently offer one share class.

The Cumulative Returns charts for each Portfolio assume the initial investment was made on the first day of each Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions, if any, were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of each Portfolio’s inception date.

“Cash & Equivalents-Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, and forward foreign currency contracts, as applicable. Please refer to this information when reviewing the Shareholder Expense Example for each Portfolio.

Proxy Voting

The Portfolios’ Investment Manager, Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”), has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Manager will use when voting proxies on behalf of each Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors website at us.allianzgi.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-PORT

The Trust files complete schedules of each Portfolio’s holdings with the SEC on Form N-PORT for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov.

A copy of the Trust’s Form N-PORT, when available, will be provided without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio holdings is available in the Trust’s Statement of Additional Information. The Investment Adviser will post each Portfolio’s holdings information on the Portfolio’s website at us.allianzgi.com. Each Portfolio’s website will contain a complete schedule of portfolio holdings as of the relevant month end. The information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end. Portfolio holdings information for each Portfolio will remain accessible on its website until the Trust files its Form N-CSR, or Form N-PORT for the last month of the Portfolio’s first or third fiscal quarters, with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of the portfolio holdings are subject to change without notice.

The following disclosure provides important information regarding each Portfolio’s Shareholder Expense Example, which appears on each Portfolio Summary page in this Semiannual report.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period October 1, 2019 through March 31, 2020.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

8	Semiannual Report / March 31, 2020

Hypothetical Example for Comparison Purposes

The information in the tables for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-498-5413.

9	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

COMMON STOCK - 98.1%

Australia - 1.1%
Brickworks Ltd.	6,500	$53,173
Newcrest Mining Ltd.	5,577	76,588
Regis Resources Ltd.	26,025	57,838
Saracen Mineral Holdings Ltd. (e)	32,229	72,473
Silver Lake Resources Ltd. (e)	34,544	29,416
St. Barbara Ltd.	14,103	18,621
Telstra Corp. Ltd.	54,738	102,751

		410,860

Austria - 0.1%
Flughafen Wien AG	961	25,111
Telekom Austria AG	3,219	22,473

		47,584

Belgium - 0.7%
Ageas	1,893	78,885
Elia Group S.A	925	90,098
Proximus SADP	3,622	83,177

		252,160

Bermuda - 0.2%
Arch Capital Group Ltd. (e)	2,859	81,367

Brazil - 0.1%
Banco do Brasil S.A.	5,200	27,911

Canada - 1.1%
Cascades, Inc.	673	6,011
Cogeco Communications, Inc.	1,223	82,967
Emera, Inc.	2,423	95,557
Empire Co., Ltd., Class A	2,490	48,710
Fairfax Financial Holdings Ltd.	222	68,058
InterRent Real Estate Investment Trust REIT	2,995	28,326
Killam Apartment Real Estate Investment Trust REIT	2,174	24,377
Restaurant Brands International, Inc.	1,104	44,488

		398,494

China - 2.6%
BOC Aviation Ltd. (a)	11,300	71,390
China Construction Bank Corp., Class H	130,748	106,278
China Dongxiang Group Co., Ltd.	68,883	5,925
China Everbright Greentech Ltd. (a)	66,000	27,566
China Mobile Ltd.	22,500	168,621
China SCE Group Holdings Ltd.	184,000	81,205
China Telecom Corp., Ltd., Class H	72,000	21,815
China Water Affairs Group Ltd.	30,000	22,405
Golden Eagle Retail Group Ltd.	20,000	19,606
Jiangsu Expressway Co., Ltd., Class H	16,811	18,685
Lenovo Group Ltd.	198,000	104,889
Shenzhen Expressway Co., Ltd., Class H	94,300	95,339
Shenzhen Investment Holdings Bay Area Development Co., Ltd.	41,000	14,271
Tencent Holdings Ltd.	1,500	74,141
Yadea Group Holdings Ltd. (a)	58,000	16,243
Yuexiu Real Estate Investment Trust REIT	43,000	21,038
Yuexiu Transport Infrastructure Ltd.	80,000	48,415
Yuzhou Properties Co., Ltd.	63,204	26,625

		944,457

Czech Republic - 0.4%
CEZ AS	4,930	80,425
Moneta Money Bank AS (a)	14,893	30,673
O2 Czech Republic AS	4,201	38,222

		149,320

Denmark - 0.5%
Scandinavian Tobacco Group A/S, Class A (a)	884	8,876
Solar A/S, Class B	333	9,751
Spar Nord Bank A/S	733	4,425
Topdanmark A/S	787	31,580

See accompanying Notes to Financial Statements	10	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Tryg A/S	4,652	113,229

		167,861

Finland - 0.6%
Elisa Oyj	2,015	124,372
Neste Oyj	3,174	105,528

		229,900

France - 1.4%
Cegereal S.A. REIT	1,840	72,576
Eiffage S.A.	1,063	75,455
Hermes International	243	165,340
Orpea	50	5,192
SEB S.A.	36	4,459
Sodexo S.A.	941	63,193
Vinci S.A.	1,328	108,510

		494,725

Germany - 1.5%
Deutsche Telekom AG	9,593	123,898
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	964	193,832
TAG Immobilien AG	3,847	75,657
Talanx AG (e)	2,577	86,705
TLG Immobilien AG	1,775	28,150
WCM Beteiligungs & Grundbesitz AG	5,562	16,958

		525,200

Hong Kong - 1.4%
CITIC Telecom International Holdings Ltd.	85,000	28,047
CK Hutchison Holdings Ltd.	8,203	54,674
CLP Holdings Ltd.	25,219	231,006
Fairwood Holdings Ltd.	11,000	20,835
Hang Seng Bank Ltd.	2,700	46,001
Hui Xian Real Estate Investment Trust REIT	50,000	15,733
NWS Holdings Ltd.	19,000	19,363
Swire Pacific Ltd., Class A	11,344	72,212
Yue Yuen Industrial Holdings Ltd.	2,802	4,282

		492,153

Hungary - 0.3%
Magyar Telekom Telecommunications PLC	38,780	43,187
MOL Hungarian Oil & Gas PLC	5,827	34,192
OTP Bank Nyrt	994	28,512

		105,891

Ireland - 0.0%
Irish Residential Properties REIT PLC	3,629	4,914

Israel - 0.6%
Bank Leumi Le-Israel BM	13,965	77,002
Israel Discount Bank Ltd., Class A	21,161	61,703
Mizrahi Tefahot Bank Ltd.	3,586	66,003
Shufersal Ltd.	2,678	15,154

		219,862

Italy - 1.3%
Enav SpA (a)	6,976	30,759
Enel SpA	23,558	162,499
Eni SpA	3,676	36,530
Hera SpA	2,579	9,331
Snam SpA	49,688	227,089

		466,208

Japan - 14.1%
Aoyama Trading Co., Ltd.	189	1,617
Asahi Group Holdings Ltd.	3,400	110,307
Astellas Pharma, Inc.	15,508	238,937
Bookoff Group Holdings Ltd.	1,500	11,130
Canon, Inc.	3,190	69,322
Cawachi Ltd.	900	19,751

See accompanying Notes to Financial Statements	11	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Daiwa Office Investment Corp. REIT	8	44,397
DCM Holdings Co., Ltd.	10,175	94,114
Doutor Nichires Holdings Co., Ltd.	3,649	55,364
DTS Corp.	3,502	60,804
DyDo Group Holdings, Inc.	974	32,875
FamilyMart Co., Ltd.	5,200	93,371
FUJIFILM Holdings Corp.	4,279	210,867
Fukuyama Transporting Co., Ltd.	554	19,714
Geo Holdings Corp.	864	10,460
Ichigo Office REIT Investment Corp. REIT	14	9,714
ITOCHU Corp.	7,400	153,140
Japan Airlines Co., Ltd.	3,680	67,629
Japan Wool Textile Co., Ltd.	5,300	45,850
Kajima Corp.	9,400	96,082
Kamigumi Co., Ltd.	2,700	45,575
Kandenko Co., Ltd.	3,000	23,842
Kato Sangyo Co., Ltd.	600	18,869
KDDI Corp.	5,200	153,601
Kintetsu Group Holdings Co., Ltd.	2,300	106,449
LaSalle Logiport REIT	70	94,888
McDonald’s Holdings Co. Japan Ltd.	1,700	76,673
Mirait Holdings Corp.	6,400	79,457
Mitsubishi Corp.	4,800	101,531
Mitsubishi Research Institute, Inc.	700	21,288
Morinaga Milk Industry Co., Ltd.	2,900	111,858
NEC Corp.	5,400	196,631
NET One Systems Co., Ltd.	3,600	74,907
Nichias Corp.	1,602	29,727
Nihon Unisys Ltd.	2,079	55,454
Nippon REIT Investment Corp. REIT	16	47,382
Nippon Telegraph & Telephone Corp.	15,588	372,812
Nishimatsu Construction Co., Ltd.	2,300	43,913
Nisshin Seifun Group, Inc.	5,200	86,748
NTT DOCOMO, Inc.	20,057	627,244
Obayashi Corp.	8,373	71,049
Okumura Corp.	2,100	43,420
Raito Kogyo Co., Ltd.	4,537	51,300
Rengo Co., Ltd.	3,800	29,538
S Foods, Inc.	728	15,038
Sanki Engineering Co., Ltd.	1,000	11,195
Sankyo Co., Ltd.	3,200	92,802
Sawai Pharmaceutical Co., Ltd.	1,100	58,939
Sekisui House Ltd.	6,400	105,549
Senko Group Holdings Co., Ltd.	5,604	43,353
Shibaura Electronics Co., Ltd.	200	3,760
Sumitomo Corp.	8,200	93,515
Sumitomo Dainippon Pharma Co., Ltd.	532	6,906
Sumitomo Densetsu Co., Ltd.	1,200	24,555
Sushiro Global Holdings Ltd.	6,000	87,959
Suzuken Co., Ltd.	1,700	61,764
Takasago Thermal Engineering Co., Ltd.	3,503	53,565
Toho Co., Ltd.	1,500	45,865
Tokyo Gas Co., Ltd.	3,700	87,184
Tokyu Construction Co., Ltd.	2,600	13,655
Towa Pharmaceutical Co., Ltd.	1,500	31,354
Toyo Seikan Group Holdings Ltd.	6,600	75,288
Toyo Suisan Kaisha Ltd.	2,800	135,331
Tv Tokyo Holdings Corp.	934	20,807
Yurtec Corp.	1,868	10,585

		5,088,570

Korea (Republic of) - 1.5%
Daeduck Electronics Co.	5,033	29,755
Daekyo Co., Ltd.	2,318	11,245
Easy Bio, Inc.	1,107	3,231
Hansol Paper Co., Ltd.	1,424	12,169
KC Co., Ltd.	210	2,162
KT Corp.	660	10,682
KT&G Corp.	1,320	80,820
Kukdo Chemical Co., Ltd.	388	12,288
Macquarie Korea Infrastructure Fund	8,311	73,808
Partron Co., Ltd.	6,807	42,011
Samsung Electronics Co., Ltd.	3,199	124,382
Samsung Fire & Marine Insurance Co., Ltd.	616	77,907
Shinhan Financial Group Co., Ltd.	631	14,762
SK Telecom Co., Ltd.	154	22,399

See accompanying Notes to Financial Statements	12	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Ubiquoss Holdings, Inc.	1,318	22,117

		539,738

Malaysia - 0.8%
Axis Real Estate Investment Trust REIT	36,500	15,462
Bermaz Auto Bhd.	30,800	8,022
Hong Leong Bank Bhd.	21,000	64,963
Hong Leong Financial Group Bhd.	2,400	7,537
Malayan Banking Bhd.	54,500	94,029
MISC Bhd.	15,800	27,107
Syarikat Takaful Malaysia Keluarga Bhd.	13,300	10,026
Tenaga Nasional Bhd.	19,400	53,993
VS Industry Bhd.	38,900	6,844

		287,983

Mexico - 0.1%
Banco del Bajio S.A. (a)	18,100	15,626
Qualitas Controladora S.A.B. de C.V.	11,600	29,794

		45,420

Morocco - 0.0%
Douja Promotion Groupe Addoha S.A. (e)	10,225	6,648

Netherlands - 0.7%
ASR Nederland NV	2,813	70,728
Coca-Cola European Partners PLC	1,317	49,427
Koninklijke Ahold Delhaize NV	4,081	95,073
Vastned Retail NV REIT	1,069	17,940

		233,168

New Zealand - 0.3%
Air New Zealand Ltd.	32,303	16,189
Arvida Group Ltd.	26,315	19,578
Summerset Group Holdings Ltd.	16,234	52,419
Tourism Holdings Ltd.	3,878	2,502

		90,688

Norway - 0.1%
B2Holding ASA	5,084	1,758
Elkem ASA (a)	8,219	10,358
Mowi ASA	2,253	34,064

		46,180

Peru - 0.1%
Ferreycorp SAA	40,342	14,811

Philippines - 0.2%
Altus San Nicolas Corp. (c)(d)(e)	568	113
Globe Telecom, Inc.	605	22,928
PLDT, Inc.	1,115	24,663
Robinsons Land Corp.	29,500	8,582

		56,286

Poland - 0.2%
Asseco Poland S.A.	4,650	64,959
Ciech S.A. (e)	1,701	10,979

		75,938

Singapore - 1.6%
Accordia Golf Trust UNIT	37,500	12,681
Cache Logistics Trust REIT	21,200	6,909
CapitaLand Mall Trust REIT	79,400	99,557
China Aviation Oil Singapore Corp., Ltd.	6,900	4,146
ComfortDelGro Corp. Ltd.	36,200	38,547
EC World Real Estate Investment Trust REIT	21,200	8,320
Fortune Real Estate Investment Trust REIT	66,000	60,675
Frasers Logistics & Industrial Trust REIT	99,000	61,202
Keppel DC REIT	37,500	60,184
Mapletree Commercial Trust REIT	47,873	61,401
Oversea-Chinese Banking Corp., Ltd.	10,300	62,407

See accompanying Notes to Financial Statements	13	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Sheng Siong Group Ltd.	16,400	13,703
Singapore Airlines Ltd.	19,200	77,935
Sino Grandness Food Industry Group Ltd. (e)	77,400	640

		568,307

South Africa - 0.0%
Astral Foods Ltd.	1,214	13,030

Spain - 0.5%
Ebro Foods S.A.	1,610	33,045
Iberdrola S.A.	13,691	133,912
Lar Espana Real Estate Socimi S.A. REIT	1,947	8,643

		175,600

Sweden - 0.1%
Castellum AB	2,957	49,856

Switzerland - 4.6%
Baloise Holding AG	636	82,917
Banque Cantonale Vaudoise	30	24,558
Barry Callebaut AG	50	100,077
BKW AG	111	9,039
Cembra Money Bank AG	883	80,514
Intershop Holding AG	32	16,799
Nestle S.A.	3,447	352,862
PSP Swiss Property AG	690	86,284
Roche Holding AG	971	312,411
Swiss Life Holding AG	307	103,043
Swiss Re AG	1,888	145,374
Zurich Insurance Group AG	977	343,227

		1,657,105

Taiwan - 5.1%
Asia Cement Corp.	47,000	61,023
Cheng Loong Corp.	37,000	25,064
China Airlines Ltd.	69,000	15,030
China Motor Corp.	17,600	14,440
China Petrochemical Development Corp.	117,500	28,216
CTBC Financial Holding Co., Ltd.	195,000	114,824
E.Sun Financial Holding Co., Ltd.	140,665	112,287
First Financial Holding Co., Ltd.	332,659	214,965
Formosa Chemicals & Fibre Corp.	13,000	28,627
Formosa Petrochemical Corp.	50,000	133,493
Formosa Plastics Corp.	31,000	76,682
Fulgent Sun International Holding Co., Ltd.	8,000	22,085
Getac Technology Corp.	49,000	68,288
Global Mixed Mode Technology, Inc.	15,000	50,166
Great Wall Enterprise Co., Ltd.	31,458	38,402
HannStar Display Corp.	407,000	69,472
Hua Nan Financial Holdings Co., Ltd.	90,687	53,950
International CSRC Investment Holdings Co.	68,770	43,786
King Yuan Electronics Co., Ltd.	42,000	41,700
Lien Hwa Industrial Holdings Corp.	65,455	80,473
Mega Financial Holding Co., Ltd.	86,000	80,754
Mercuries Life Insurance Co., Ltd. (e)	48,594	13,172
Oriental Union Chemical Corp.	7,000	3,275
Powertech Technology, Inc.	37,000	104,784
Sinbon Electronics Co., Ltd.	18,139	74,670
Taichung Commercial Bank Co., Ltd.	65,224	22,233
Taiwan Fertilizer Co., Ltd.	18,000	24,727
Taiwan PCB Techvest Co., Ltd.	17,000	16,110
Tripod Technology Corp.	20,000	62,215
Uni-President Enterprises Corp.	29,000	62,768
Wisdom Marine Lines Co., Ltd. (e)	15,000	10,716
WT Microelectronics Co., Ltd.	10,003	11,275
Yuanta Financial Holding Co., Ltd.	132,000	67,393

		1,847,065

Thailand - 1.1%
Bangchak Corp. PCL (c)(d)	50,300	22,790
Bangkok Bank PCL (c)(d)	15,600	47,629
Electricity Generating PCL (c)(d)	7,500	52,542
IRPC PCL (c)(d)	188,900	12,153
PTT PCL (c)(d)	58,600	54,176
Siam Cement PCL (c)(d)	8,300	81,438

See accompanying Notes to Financial Statements	14	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Siamgas & Petrochemicals PCL (c)(d)	151,900	35,341
Star Petroleum Refining PCL (c)(d)	179,100	23,879
Tisco Financial Group PCL (c)(d)	30,200	64,358

		394,306

United Kingdom - 1.4%
Berkeley Group Holdings PLC	1,286	57,399
Diageo PLC	1,594	50,545
Gamma Communications PLC	5,158	63,093
Highland Gold Mining Ltd.	12,952	31,257
Johnson Service Group PLC	17,486	22,238
Marston’s PLC	18,438	9,327
Primary Health Properties PLC REIT	16,812	33,381
Regional REIT Ltd. REIT (a)	20,237	20,684
Royal Dutch Shell PLC, Class A	3,379	58,595
Unilever PLC	2,933	147,912

		494,431

United States - 51.7%
Accenture PLC, Class A	519	84,732
Adobe, Inc. (e)	294	93,563
Aflac, Inc.	3,352	114,772
AG Mortgage Investment Trust, Inc. REIT	3,004	8,231
AGNC Investment Corp. REIT	10,756	113,798
Alleghany Corp.	178	98,318
Allstate Corp.	3,195	293,077
Altria Group, Inc.	3,855	149,073
Amdocs Ltd.	771	42,382
Ameren Corp.	2,416	175,957
American Electric Power Co., Inc.	2,333	186,593
American Financial Group, Inc.	996	69,800
American Tower Corp. REIT	245	53,349
Amgen, Inc.	791	160,359
Annaly Capital Management, Inc. REIT	16,695	84,644
Anthem, Inc.	486	110,341
Apollo Commercial Real Estate Finance, Inc. REIT	3,559	26,408
Apple, Inc.	1,301	330,831
Ares Commercial Real Estate Corp. REIT	4,387	30,665
AT&T, Inc.	10,669	311,001
Atmos Energy Corp.	188	18,655
Automatic Data Processing, Inc.	1,367	186,842
AutoZone, Inc. (e)	256	216,576
AvalonBay Communities, Inc. REIT	623	91,687
Berkshire Hathaway, Inc., Class B (e)	468	85,564
Bright Horizons Family Solutions, Inc. (e)	728	74,256
Bristol-Myers Squibb Co.	3,333	185,781
Cadence Design Systems, Inc. (e)	160	10,566
Casey’s General Stores, Inc.	272	36,037
CBTX, Inc.	1,720	30,564
Centene Corp. (e)	1,081	64,222
Chemed Corp.	228	98,770
Cherry Hill Mortgage Investment Corp. REIT	845	5,239
Chimera Investment Corp. REIT	3,274	29,793
Church & Dwight Co., Inc.	2,359	151,401
Cincinnati Financial Corp.	1,547	116,721
Cisco Systems, Inc.	5,855	230,160
CMS Energy Corp.	2,030	119,262
Coca-Cola Co.	1,148	50,799
Consolidated Edison, Inc.	5,662	441,636
Costco Wholesale Corp.	682	194,459
DTE Energy Co.	1,555	147,678
Duke Energy Corp.	3,713	300,307
Eli Lilly & Co.	2,618	363,169
Ellington Financial, Inc. REIT	1,999	11,414
Encompass Health Corp.	1,421	90,987
Ennis, Inc.	1,333	25,034
Entergy Corp.	1,735	163,038
Equity LifeStyle Properties, Inc. REIT	1,664	95,647
Equity Residential REIT	3,423	211,233
Essex Property Trust, Inc. REIT	586	129,061
Exelon Corp.	2,277	83,816
Exxon Mobil Corp.	395	14,998
Facebook, Inc., Class A (e)	947	157,960
frontdoor, Inc. (e)	1,870	65,039
FTI Consulting, Inc. (e)	785	94,019

See accompanying Notes to Financial Statements	15	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
General Mills, Inc.	4,052	213,824
Global Payments, Inc.	1,007	145,240
Granite Point Mortgage Trust, Inc. REIT	406	2,058
Hershey Co.	1,444	191,330
Humana, Inc.	596	187,156
Intel Corp.	3,538	191,477
Intuit, Inc.	358	82,340
Invesco Mortgage Capital, Inc. REIT	3,841	13,098
Johnson & Johnson	4,381	574,481
Kellogg Co.	622	37,314
Kimberly-Clark Corp.	2,199	281,186
Laboratory Corp. of America Holdings (e)	809	102,250
Leidos Holdings, Inc.	1,386	127,027
Lockheed Martin Corp.	1,254	425,043
ManTech International Corp., Class A	1,303	94,689
Marsh & McLennan Cos., Inc.	527	45,564
Mastercard, Inc., Class A	1,349	325,864
McDonald’s Corp.	1,780	294,323
McGrath RentCorp	733	38,395
Merck & Co., Inc.	5,374	413,476
MFA Financial, Inc. REIT	8,361	12,960
Microsoft Corp.	1,791	282,459
Motorola Solutions, Inc.	856	113,780
National CineMedia, Inc.	706	2,302
NextEra Energy, Inc.	662	159,290
Northfield Bancorp, Inc.	396	4,431
Northrop Grumman Corp.	602	182,135
NVR, Inc. (e)	8	20,553
O’Reilly Automotive, Inc. (e)	477	143,601
Occidental Petroleum Corp.	3,706	42,915
Old Republic International Corp.	4,871	74,283
Omega Healthcare Investors, Inc. REIT	1,527	40,527
Paychex, Inc.	1,494	94,002
Peoples Bancorp, Inc.	669	14,818
PepsiCo, Inc.	2,645	317,664
Pfizer, Inc.	12,565	410,122
Pinnacle West Capital Corp.	1,356	102,771
Portland General Electric Co.	1,705	81,738
Procter & Gamble Co.	5,285	581,350
Progressive Corp.	3,428	253,124
Prospect Capital Corp.	9,920	42,160
PS Business Parks, Inc. REIT	605	81,990
Public Storage REIT	52	10,328
QCR Holdings, Inc.	286	7,742
Quest Diagnostics, Inc.	1,015	81,504
Raytheon Co.	572	75,018
RBB Bancorp	438	6,009
Realty Income Corp. REIT	1,402	69,904
RenaissanceRe Holdings Ltd.	1,252	186,949
Republic Services, Inc.	2,290	171,887
Retail Properties of America, Inc., Class A REIT	3,221	16,653
Ross Stores, Inc.	2,202	191,508
S&P Global, Inc.	386	94,589
Shockwave Medical, Inc. (e)	1,609	53,387
Southern Co.	2,326	125,930
SP Plus Corp. (e)	1,429	29,652
Starbucks Corp.	3,794	249,418
STORE Capital Corp. REIT	565	10,238
Sysco Corp.	2,288	104,401
T-Mobile U.S., Inc. (e)	1,758	147,496
Target Corp.	1,376	127,927
TCG BDC, Inc.	1,777	9,276
TJX Cos., Inc.	3,633	173,694
TPG RE Finance Trust, Inc. REIT	1,025	5,627
Tyson Foods, Inc., Class A	1,335	77,256
United Therapeutics Corp. (e)	929	88,092
UnitedHealth Group, Inc.	1,648	410,978
Valley National Bancorp	649	4,744
Verizon Communications, Inc.	8,660	465,302
Visa, Inc., Class A	501	80,721
Walmart, Inc.	2,030	230,649
Walt Disney Co.	401	38,737
Waste Management, Inc.	4,952	458,357
Waterstone Financial, Inc.	1,819	26,448
WEC Energy Group, Inc.	4,686	412,977
Western Asset Mortgage Capital Corp. REIT	3,885	8,897
Xcel Energy, Inc.	6,994	421,738

See accompanying Notes to Financial Statements	16	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Zoetis, Inc.	1,530	180,066

		18,629,493

Total Common Stock (cost-$36,304,229)		35,333,490

PREFERRED STOCK - 0.2%

Brazil - 0.2%
Telefonica Brasil S.A.(cost-$101,254)	7,700	73,279

Total Investments (cost-$36,405,483) (b)-98.3%		35,406,769

Other assets less liabilities-1.7%		625,751
Net Assets-100.0%		$36,032,520

See accompanying Notes to Financial Statements	17	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

Notes to Schedule of Investments:

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $232,175, representing 0.6% of net assets.

(b)

Securities with an aggregate value of $15,602,362, representing 43.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Securities with an aggregate value of $394,419, representing 1.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Non-income producing.

Glossary:

REIT - Real Estate Investment Trust

UNIT - More than one class of securities traded together

See accompanying Notes to Financial Statements	18	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Insurance	7.7%
Pharmaceuticals	7.7%
Electric Utilities	6.9%
Diversified Telecommunication Services	5.2%
Food Products	4.5%
Equity Real Estate Investment Trusts (REITs)	4.5%
IT Services	4.4%
Banks	4.2%
Multi-Utilities	3.6%
Healthcare Providers & Services	3.6%
Wireless Telecommunication Services	3.2%
Household Products	2.8%
Hotels, Restaurants & Leisure	2.5%
Technology Hardware, Storage & Peripherals	2.5%
Food & Staples Retailing	2.4%
Specialty Retail	2.4%
Commercial Services & Supplies	2.1%
Aerospace & Defense	1.9%
Construction & Engineering	1.8%
Beverages	1.6%
Oil, Gas & Consumable Fuels	1.6%
Software	1.5%
Real Estate Management & Development	1.3%
Trading Companies & Distributors	1.2%
Semiconductors & Semiconductor Equipment	1.1%
Mortgage Real Estate Investment Trusts (REITs)	1.0%
Communications Equipment	1.0%
Gas Utilities	0.9%
Electronic Equipment, Instruments & Components	0.9%
Metals & Mining	0.8%
Transportation Infrastructure	0.8%
Biotechnology	0.7%
Textiles, Apparel & Luxury Goods	0.7%
Chemicals	0.7%
Tobacco	0.7%
Interactive Media & Services	0.6%
Capital Markets	0.6%
Road & Rail	0.6%
Construction Materials	0.5%
Household Durables	0.5%
Airlines	0.5%
Diversified Financial Services	0.5%
Diversified Consumer Services	0.4%
Personal Products	0.4%
Multi-Line Retail	0.4%
Containers & Packaging	0.4%
Media	0.3%
Professional Services	0.3%
Leisure Equipment & Products	0.3%
Entertainment	0.2%
Building Products	0.2%
Consumer Finance	0.2%
Independent Power Producers & Energy Traders	0.2%
Industrial Conglomerates	0.2%
Healthcare Equipment & Supplies	0.2%
Marine	0.1%
Thrifts & Mortgage Finance	0.1%
Automobiles	0.1%
Water Utilities	0.1%
Other assets less liabilities	1.7%
100.0%

See accompanying Notes to Financial Statements	19	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

COMMON STOCK - 98.9%

Australia - 2.4%
BWP Trust REIT	20,488	$42,156
Charter Hall Retail REIT	7,665	14,639
JB Hi-Fi Ltd.	5,207	89,652

		146,447

Belgium - 1.0%
bpost S.A.	8,895	62,711

Brazil - 0.4%
Cia Paranaense de Energia, Class P ADR	2,040	21,236

Canada - 2.0%
Cogeco Communications, Inc.	847	57,460
Granite Real Estate Investment Trust REIT	1,500	61,959

		119,419

China - 3.2%
China National Building Material Co., Ltd., Class H	30,000	32,229
Huaxin Cement Co., Ltd., Class B	28,199	42,714
Jiangsu Expressway Co., Ltd., Class H	32,000	35,567
Weichai Power Co., Ltd., Class H	52,000	82,830

		193,340

Denmark - 0.7%
Pandora A/S	1,244	39,971

Hong Kong - 0.6%
Hysan Development Co., Ltd.	12,000	38,753

India - 1.9%
WNS Holdings Ltd. ADR (e)	2,615	112,393

Italy - 1.8%
Unipol Gruppo SpA	31,352	106,919

Japan - 12.3%
Advance Residence Investment Corp. REIT	15	43,593
AEON REIT Investment Corp. REIT	21	20,185
Daiwa Office Investment Corp. REIT	4	22,198
Dip Corp.	2,500	40,153
EDION Corp.	9,200	75,892
Fuji Soft, Inc.	1,000	32,104
GungHo Online Entertainment, Inc.	1,990	27,738
Hulic Co., Ltd.	4,300	43,516
IDOM, Inc.	6,400	23,244
IR Japan Holdings Ltd.	600	32,095
Jafco Co., Ltd. (e)	1,300	33,798
Japan Logistics Fund, Inc. REIT	14	31,188
Japan Rental Housing Investments, Inc. REIT	21	17,778
Nippon Accommodations Fund, Inc. REIT	5	27,204
Nippon REIT Investment Corp. REIT	7	20,730
Sankyu, Inc.	3,500	130,410
Sumitomo Forestry Co., Ltd.	5,000	63,837
T-Gaia Corp.	2,900	54,833

		740,496

Korea (Republic of) - 3.1%
DB HiTek Co., Ltd.	3,744	65,403
LG Innotek Co., Ltd.	940	86,504
Macquarie Korea Infrastructure Fund	3,675	32,637

		184,544

Netherlands - 2.6%
ASR Nederland NV	2,437	61,274
Signify NV (a)	4,778	92,599

		153,873

Norway - 0.3%
BW LPG Ltd. (a)	4,959	14,950

See accompanying Notes to Financial Statements	20	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

Portugal - 0.6%
NOS SGPS S.A.	11,622	38,814

Russian Federation - 0.7%
Federal Grid Co. Unified Energy System PJSC (c)(d)	21,610,000	44,517

Singapore - 1.8%
Mapletree Commercial Trust REIT	32,200	41,299
Mapletree Industrial Trust REIT	26,400	44,832
Mapletree North Asia Commercial Trust REIT	37,700	21,216

		107,347

South Africa - 0.4%
Harmony Gold Mining Co., Ltd. ADR (e)	11,160	24,329

Spain - 0.6%
Viscofan S.A.	632	34,604

Switzerland - 0.7%
Galenica AG (a)(e)	605	41,281

Taiwan - 6.4%
Powertech Technology, Inc.	18,000	50,976
Radiant Opto-Electronics Corp.	14,000	36,228
Silicon Motion Technology Corp. ADR	2,930	107,414
Sino-American Silicon Products, Inc.	14,000	35,837
Wistron Corp.	191,000	154,410

		384,865

Thailand - 1.0%
Thanachart Capital PCL (c)(d)	60,300	60,651

Turkey - 0.9%
Enerjisa Enerji AS (a)	26,601	27,272
Turkiye Sinai Kalkinma Bankasi AS (e)	189,590	26,948

		54,220

United Kingdom - 2.3%
Computacenter PLC	2,547	45,156
Go-Ahead Group PLC	2,533	25,652
Greggs PLC	3,261	64,894

		135,702

United States - 51.2%
Allied Motion Technologies, Inc.	760	18,012
Arcosa, Inc.	1,275	50,668
Aspen Technology, Inc. (e)	870	82,711
Balchem Corp.	600	59,232
Bancorp, Inc. (e)	3,385	20,547
Bruker Corp.	720	25,819
Cavco Industries, Inc. (e)	265	38,409
Century Communities, Inc. (e)	3,720	53,977
Charles River Laboratories International, Inc. (e)	410	51,746
Chemed Corp.	300	129,960
Cirrus Logic, Inc. (e)	1,900	124,697
Clean Harbors, Inc. (e)	420	21,563
Clearway Energy, Inc., Class A	4,400	75,548
Comfort Systems USA, Inc.	1,650	60,307
EMCOR Group, Inc.	1,545	94,739
Emergent Biosolutions, Inc. (e)	820	47,445
ePlus, Inc. (e)	570	35,693
GMS, Inc. (e)	1,690	26,584
HarborOne Bancorp, Inc. (e)	3,445	25,941
Hilltop Holdings, Inc.	4,905	74,164
Horizon Therapeutics PLC (e)	3,795	112,408
Inphi Corp. (e)	2,535	200,696
Integer Holdings Corp. (e)	2,040	128,234
M/I Homes, Inc. (e)	1,270	20,993
ManTech International Corp., Class A	1,900	138,073
Methode Electronics, Inc.	4,190	110,742
MGIC Investment Corp.	13,255	84,169
MSA Safety, Inc.	1,240	125,488
NewMarket Corp.	380	145,491

See accompanying Notes to Financial Statements	21	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value
Opus Bank	3,075	53,290
PRA Health Sciences, Inc. (e)	1,230	102,139
Prestige Consumer Healthcare, Inc. (e)	1,800	66,024
Progress Software Corp.	3,500	112,000
Rush Enterprises, Inc., Class A	1,525	48,678
SJW Group	595	34,373
South State Corp.	505	29,659
Teledyne Technologies, Inc. (e)	500	148,635
Tetra Tech, Inc.	1,180	83,332
Tompkins Financial Corp.	390	28,002
TopBuild Corp. (e)	970	69,491
United Therapeutics Corp. (e)	665	63,059
Vectrus, Inc. (e)	1,280	53,005

		3,075,743

Total Common Stock (cost-$6,985,792)		5,937,125

PREFERRED STOCK - 0.5%

Brazil - 0.5%
Cia Paranaense de Energia(cost-$29,286)	3,100	31,918

Total Investments (cost-$7,015,078) (b)-99.4%		5,969,043

Other assets less liabilities-0.6%		33,502
Net Assets-100.0%		$6,002,545

See accompanying Notes to Financial Statements	22	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

Notes to Schedule of Investments:

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $176,102, representing 2.9% of net assets.

(b)

Securities with an aggregate value of $2,317,203, representing 38.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Securities with an aggregate value of $105,168, representing 1.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Non-income producing.

Glossary:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements	23	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	10.3%
Equity Real Estate Investment Trusts (REITs)	6.3%
Banks	5.3%
IT Services	4.9%
Household Durables	4.1%
Specialty Retail	4.1%
Electronic Equipment, Instruments & Components	3.9%
Commercial Services & Supplies	3.8%
Software	3.8%
Construction & Engineering	3.4%
Chemicals	3.4%
Aerospace & Defense	3.4%
Life Sciences Tools & Services	3.0%
Pharmaceuticals	3.0%
Healthcare Providers & Services	2.8%
Insurance	2.8%
Road & Rail	2.6%
Technology Hardware, Storage & Peripherals	2.6%
Healthcare Equipment & Supplies	2.1%
Electric Utilities	2.1%
Real Estate Management & Development	1.9%
Electrical Equipment	1.8%
Biotechnology	1.8%
Thrifts & Mortgage Finance	1.4%
Machinery	1.4%
Independent Power Producers & Energy Traders	1.3%
Trading Companies & Distributors	1.3%
Construction Materials	1.2%
Capital Markets	1.1%
Hotels, Restaurants & Leisure	1.1%
Air Freight & Logistics	1.0%
Media	1.0%
Interactive Media & Services	0.7%
Textiles, Apparel & Luxury Goods	0.7%
Diversified Telecommunication Services	0.6%
Transportation Infrastructure	0.6%
Food Products	0.6%
Water Utilities	0.6%
Professional Services	0.5%
Entertainment	0.5%
Metals & Mining	0.4%
Oil, Gas & Consumable Fuels	0.2%
Other assets less liabilities	0.6%
100.0%

See accompanying Notes to Financial Statements	24	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI International Growth Portfolio

	Shares	Value

COMMON STOCK - 97.8%

Argentina - 2.1%
MercadoLibre, Inc. (c)	1,246	$608,771

Australia - 3.9%
CSL Ltd.	1,880	340,790
Domino’s Pizza Enterprises Ltd.	18,002	557,348
Treasury Wine Estates Ltd.	39,300	243,997

		1,142,135

Brazil - 2.7%
StoneCo Ltd., Class A (c)	36,035	784,482

Canada - 7.4%
Alimentation Couche-Tard, Inc., Class B	25,640	603,969
Canadian National Railway Co.	3,170	247,847
Constellation Software, Inc.	810	736,166
Shopify, Inc., Class A (c)	1,415	589,956

		2,177,938

China - 15.7%
Alibaba Group Holding Ltd. ADR (c)	9,791	1,904,154
TAL Education Group ADR (c)	5,103	271,786
Tencent Holdings Ltd.	33,516	1,656,615
Tencent Music Entertainment Group ADR (c)	50,107	504,076
Weibo Corp. ADR (c)	8,805	291,534

		4,628,165

Denmark - 15.2%
Ambu A/S, Class B	79,920	1,924,602
Coloplast A/S, Class B	1,213	175,917
DSV PANALPINA A/S	9,280	843,821
Netcompany Group A/S (a)(c)	23,875	1,096,548
Novo Nordisk A/S, Class B	7,626	455,394

		4,496,282

Germany - 10.7%
Adidas AG	1,482	329,044
Bechtle AG	4,888	615,461
GRENKE AG	6,238	359,474
Infineon Technologies AG	54,171	781,999
SAP SE	7,612	849,864
Zalando SE (a)(c)	6,212	234,131

		3,169,973

Hong Kong - 3.8%
AIA Group Ltd.	125,837	1,126,824

India - 3.4%
HDFC Bank Ltd. ADR	26,154	1,005,883

Indonesia - 1.2%
Ace Hardware Indonesia Tbk PT	1,561,724	124,250
Bank Central Asia Tbk PT	136,855	230,589

		354,839

Ireland - 2.3%
Kingspan Group PLC	8,283	446,321
Ryanair Holdings PLC ADR (c)	4,376	232,322

		678,643

Israel - 4.7%
Wix.com Ltd. (c)	13,720	1,383,250

Japan - 3.6%
Keyence Corp.	2,079	668,424
MonotaRO Co., Ltd.	14,742	389,505

		1,057,929

See accompanying Notes to Financial Statements	25	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI International Growth Portfolio

	Shares	Value

Netherlands - 4.9%
ASML Holding NV	5,436	1,433,009

New Zealand - 1.4%
Mainfreight Ltd.	20,396	419,370

Philippines - 0.3%
Jollibee Foods Corp.	45,327	94,349

South Africa - 1.3%
PSG Group Ltd.	54,795	394,627

Sweden - 6.8%
AddTech AB, Class B	18,879	460,730
Assa Abloy AB, Class B	11,683	218,106
Atlas Copco AB, Class A	12,775	424,823
Epiroc AB, Class A	23,400	231,227
Hexagon AB, Class B	7,579	320,479
Hexpol AB	60,694	358,599

		2,013,964

Switzerland - 4.8%
Partners Group Holding AG	609	416,962
Sika AG	2,572	422,355
Temenos AG (c)	1,959	255,355
VAT Group AG (a)(c)	2,284	311,405

		1,406,077

United Kingdom - 1.6%
DCC PLC	7,598	474,504

Total Common Stock (cost-$29,891,030)		28,851,014

	Principal Amount (000s)

Repurchase Agreements - 2.2%

State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $656,000; collateralized by U.S Treasury Inflation Index, 0.625%, due 4/15/23, valued at $673,270 including accrued interest (cost-$656,000)	$656	656,000

Total Investments (cost-$30,547,030) (b)-100.0%		29,507,014

Other assets less liabilities-0.0%		2,958
Net Assets-100.0%		$29,509,972

See accompanying Notes to Financial Statements	26	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI International Growth Portfolio

Notes to Schedule of Investments:

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,642,084, representing 5.6% of net assets.

(b)

Securities with an aggregate value of $19,686,818, representing 66.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Non-income producing.

Glossary:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements	27	Semiannual Report / March 31, 2020

Schedule of Investments

March 31, 2020 (unaudited)

AllianzGI International Growth Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

IT Services	11.4%
Software	10.0%
Internet & Direct Marketing Retail	9.3%
Semiconductors & Semiconductor Equipment	7.5%
Healthcare Equipment & Supplies	7.1%
Interactive Media & Services	6.6%
Air Freight & Logistics	4.3%
Banks	4.2%
Insurance	3.8%
Electronic Equipment, Instruments & Components	3.4%
Machinery	3.3%
Trading Companies & Distributors	2.9%
Chemicals	2.6%
Diversified Financial Services	2.6%
Building Products	2.3%
Hotels, Restaurants & Leisure	2.2%
Food & Staples Retailing	2.1%
Entertainment	1.7%
Industrial Conglomerates	1.6%
Pharmaceuticals	1.5%
Capital Markets	1.4%
Biotechnology	1.2%
Textiles, Apparel & Luxury Goods	1.1%
Diversified Consumer Services	0.9%
Road & Rail	0.8%
Beverages	0.8%
Airlines	0.8%
Specialty Retail	0.4%
Repurchase Agreements	2.2%
100.0%

See accompanying Notes to Financial Statements	28	Semiannual Report / March 31, 2020

Statements of Assets and Liabilities

March 31, 2020 (unaudited)

	AllianzGI Best Styles Global Managed Volatility	AllianzGI Global Small-Cap Opportunities	AllianzGI International Growth
Assets:
Investments, at value	$35,406,769	$5,969,043	$29,507,014
Cash	91,764	72,129	967
Foreign currency, at value	330,842	2,032	37,890
Dividends and interest receivable (net of foreign withholding taxes)	148,286	14,996	10,417
Receivable for investments sold	64,562	–	382,480
Receivable from Investment Manager	9,401	6,066	–
Deferred offering costs	–	–	3,330
Tax reclaims receivable	31,480	1,422	8,499
Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 4)	7,302	686	–
Prepaid expenses and other assets	1,407	1,094	304
Total Assets	36,091,813	6,067,468	29,950,901

Liabilities:
Payable for investments purchased	–	–	371,349
Investment management fees payable	–	–	4,294
Trustees Deferred Compensation Plan payable (see Note 4)	7,302	686	–
Accrued expenses and other liabilities	51,991	64,237	65,286
Total Liabilities	59,293	64,923	440,929
Net Assets	$36,032,520	$6,002,545	$29,509,972

Net Assets Consist of:
Paid-in-capital	$36,283,642	$7,877,866	$30,436,126
Total distributable earnings (loss)	(251,122)	(1,875,321)	(926,154)
Net Assets	$36,032,520	$6,002,545	$29,509,972

Cost of Investments	$36,405,483	$7,015,078	$30,547,030
Cost of Foreign Currency	$327,629	$2,049	$37,587
Shares Issued and Outstanding	2,690,666	514,345	2,135,189
Net Asset Value Per Share*	$13.39	$11.67	$13.82

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	29	Semiannual Report / March 31, 2020

Statements of Operations

Six Months ended March 31, 2020 (unaudited)

	AllianzGI Best Styles Global Managed Volatility	AllianzGI Global Small-Cap Opportunities	AllianzGI International Growth

Investment Income:
Dividends, net of foreign withholding taxes*	$584,321	$77,977	$87,474
Interest	698	138	1,015
Total Investment Income	585,019	78,115	88,489

Expenses:
Investment management	101,409	40,822	136,462
Custodian and accounting agent	52,347	29,089	61,482
Legal	23,729	19,288	7,564
Audit and tax services	23,248	19,449	18,173
Shareholder communications	6,035	5,344	4,191
Trustees	3,529	499	2,382
Insurance	2,923	2,274	3,596
Transfer agent	2,447	1,988	3,047
Line of credit commitment	585	95	458
Offering	–	–	13,542
Miscellaneous	1,325	1,305	1,534
Total Expenses	217,577	120,153	252,431
Less: Fee Waiver/Reimbursement from Investment Manager	(102,904)	(65,628)	(95,896)
Net Expenses	114,673	54,525	156,535
Net Investment Income (Loss)	470,346	23,590	(68,046)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	960,761	(595,120)	211,476
Forward foreign currency contracts	(3)	(2)	1,188
Foreign currency transactions	(1,247)	1,426	(1,144)
Net change in unrealized appreciation/depreciation of:
Investments	(7,474,630)	(1,485,694)	(732,220)
Forward foreign currency contracts	1	1	–
Foreign currency transactions	2,097	(399)	(800)
Net realized and change in unrealized loss	(6,513,021)	(2,079,788)	(521,500)
Net Decrease in Net Assets Resulting from Investment Operations	$(6,042,675)	$(2,056,198)	$(589,546)
*Foreign withholding taxes	$27,206	$6,148	$12,739

See accompanying Notes to Financial Statements	30	Semiannual Report / March 31, 2020

Statements of Changes in Net Assets

	AllianzGI Best Styles Global Managed Volatility		AllianzGI Global Small-Cap Opportunities
	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Six Months ended March 31, 2020 (unaudited)	Year ended September 30, 2019

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$470,346	$1,196,116	$23,590	$66,187
Net realized gain (loss)	959,511	1,645,571	(593,696)	(64,571)
Net change in unrealized appreciation/depreciation	(7,472,532)	(376,626)	(1,486,092)	(384,287)
Net increase (decrease) in net assets resulting from investment operations	(6,042,675)	2,465,061	(2,056,198)	(382,671)

Distributions to Shareholders from:
Distributable earnings	(2,602,380)	(7,046,627)	(172,672)	(441,282)

Common Stock Transactions:
Net proceeds from the sale of common stock	9,781,524	5,548,753	3,142,783	2,867,171
Issued in reinvestment of distributions	2,602,380	7,046,627	172,672	441,282
Cost of shares redeemed	(18,645,533)	(8,896,535)	(3,076,218)	–
Net increase (decrease) from Portfolio share transactions	(6,261,629)	3,698,845	239,237	3,308,453
Total increase (decrease) in net assets	(14,906,684)	(882,721)	(1,989,633)	2,484,500

Net Assets:
Beginning of period	50,939,204	51,821,925	7,992,178	5,507,678
End of period	$36,032,520	$50,939,204	$6,002,545	$7,992,178

Shares Activity:
Issued	592,213	338,152	186,898	175,792
Issued in reinvestment of distributions	160,048	506,587	10,080	30,433
Redeemed	(1,185,246)	(582,274)	(179,430)	–
Net increase (decrease)	(432,985)	262,465	17,548	206,225

–	May reflect actual amounts rounding to less than $1.

See accompanying Notes to Financial Statements	31	Semiannual Report / March 31, 2020

Statements of Changes in Net Assets

	AllianzGI International Growth
	Six Months ended March 31, 2020 (unaudited)	Period from May 15, 2019* through September 30, 2019

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(68,046)	$4,291
Net realized gain	211,520	9,142
Net change in unrealized appreciation/depreciation	(733,020)	(307,634)
Net decrease in net assets resulting from investment operations	(589,546)	(294,201)

Distributions to Shareholders from:
Distributable earnings	(42,407)	–

Common Stock Transactions:
Net proceeds from the sale of common stock	12,700,706	47,320,433
Issued in reinvestment of distributions	42,407	–
Cost of shares redeemed	(32,354,545)	(272,875)
Net increase (decrease) from Portfolio share transactions	(19,611,432)	47,047,558
Total increase (decrease) in net assets	(20,243,385)	46,753,357

Net Assets:
Beginning of period	49,753,357	3,000,000
End of period	$29,509,972	$49,753,357

Shares Activity:
Issued	834,080	3,174,908
Issued in reinvestment of distributions	2,558	–
Redeemed	(2,058,080)	(18,277)
Net increase (decrease)	(1,221,442)	3,156,631

–	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

See accompanying Notes to Financial Statements	32	Semiannual Report / March 31, 2020

Financial Highlights

For a share of common stock outstanding throughout each period:^

	AllianzGI Best Styles Global Managed Volatility
	Six months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2017	Period from April 11, 2016* through September 30, 2016
Net asset value, beginning of period	$16.31	$18.11	$17.85	$15.81	$15.00

Investment Operations:
Net investment income(a)	0.15	0.39	0.42	0.40	0.22
Net realized and change in unrealized gain (loss)	(2.26)	0.25	1.09	1.99	0.59
Total from investment operations	(2.11)	0.64	1.51	2.39	0.81

Dividends and Distributions to Shareholders from:
Net investment income	(0.38)	(0.50)	(0.60)	(0.31)	—
Net realized gains	(0.43)	(1.94)	(0.65)	(0.04)	—
Total dividends and distributions to shareholders	(0.81)	(2.44)	(1.25)	(0.35)	—
Net asset value, end of period	$13.39	$16.31	$18.11	$17.85	$15.81
Total Return(b)	(13.82)%	5.84%	8.77%	15.41%	5.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$36,033	$50,939	$51,822	$59,116	$77,339
Ratio of expenses to average net assets with fee reimbursement	0.45%(c)(e)	0.45%(e)	0.45%(e)	0.45%(e)	0.45%(c)(d)
Ratio of expenses to average net assets without fee reimbursement	0.86%(c)(e)	0.70%(e)	0.84%(e)	0.83%(e)	0.99%(c)(d)
Ratio of net investment income to average net assets	1.86%(c)(e)	2.45%(e)	2.37%(e)	2.42%(e)	2.96%(c)(d)
Portfolio turnover rate	10%	45%	59%	31%(f)	1%
^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Portfolio were not annualized.
(e)	Does not include expenses of the investment in which the Portfolio invests.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

See accompanying Notes to Financial Statements	33	Semiannual Report / March 31, 2020

Financial Highlights

For a share of common stock outstanding throughout each period:^

	AllianzGI Global Small-Cap Opportunities
	Six months ended March 31, 2020 (unaudited)	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2016	Period from December 1, 2014 through September 30, 2015#	Period from July 23, 2014* through November 30, 2014

Net asset value, beginning of period	$16.09	$18.95	$20.19	$15.72	$14.53	$14.70	$15.00

Investment Operations:

Net investment income(a)	0.04	0.21	0.22	0.19	0.15	0.12	0.05

Net realized and change in unrealized gain (loss)	(4.20)	(1.55)	1.40	4.49	1.13	(0.25)	(0.35)

Total from investment operations	(4.16)	(1.34)	1.62	4.68	1.28	(0.13)	(0.30)

Dividends and Distributions to Shareholders from:

Net investment income	(0.26)	(0.31)	(0.43)	(0.21)	(0.09)	(0.04)	—

Net realized gains	—	(1.21)	(2.43)	—	—	—	—

Total dividends and distributions to shareholders	(0.26)	(1.52)	(2.86)	(0.21)	(0.09)	(0.04)	—
Net asset value, end of period	$11.67	$16.09	$18.95	$20.19	$15.72	$14.53	$14.70

Total Return(b)	(26.35)%	(6.20)%	8.91%	30.06%	8.85%	(0.86)%	(2.00)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$6,003	$7,992	$5,508	$5,055	$5,287	$4,856	$4,899

Ratio of expenses to average net assets with fee reimbursement	1.20%(c)	1.20%	1.20%	1.20%	1.20%	1.22%(c)(d)	1.20%(c)(d)

Ratio of expenses to average net assets without fee reimbursement	2.65%(c)	3.44%(e)	3.70%	4.24%	5.48%	7.06%(c)(d)	4.88%(c)(d)

Ratio of net investment income to average net assets	0.52%(c)	1.27%	1.16%	1.10%	1.04%	0.91%(c)(d)	0.88%(c)(d)

Portfolio turnover rate	80%	53%	98%	143%	177%	152%	56%
^	A “ —” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.
(e)

Due to a change in accounting estimate resulting from a revised agreement with the Fund’s custodian and accounting agent, in order to lower costs and seek economies of scale for all Portfolios in the Trust, the custodian and accounting agent expense was reduced for the period. The effect of the Ratio of Expenses to Average Net Assets without Fee Waiver/Reimbursement was a decrease in the ratio of 1.08%.

See accompanying Notes to Financial Statements	34	Semiannual Report /March 31, 2020

Financial Highlights

For a share of common stock outstanding throughout each period:^

	AllianzGI International Growth
	Six months ended March 31, 2020 (unaudited)	Period from May 15, 2019* through September 30, 2019

Net asset value, beginning of period	$14.82	$15.00

Investment Operations:

Net investment income (loss)(a)	(0.03)	—

Net realized and change in unrealized loss	(0.95)	(0.18)

Total from investment operations	(0.98)	(0.18)

Dividends and Distributions to Shareholders from:

Net investment income	(0.01)	—

Net realized gains	(0.01)	—

Total dividends and distributions to shareholders	(0.02)	—

Net asset value, end of period	$13.82	$14.82

Total Return(b)	(6.65)%	(1.20)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$29,510	$49,753

Ratio of expenses to average net assets with fee reimbursement	0.80%(c)	0.80%(c)(d)

Ratio of expenses to average net assets without fee reimbursement	1.26%(c)(d)	1.83%(c)(d)

Ratio of net investment income (loss) to average net assets	(0.35)%(c)	0.03%(c)(d)

Portfolio turnover rate	27%(e)	22%(e)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

See accompanying Notes to Financial Statements	35	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AllianzGI Institutional Multi-Series Trust (the “Trust”) was organized on June 3, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940-Act”), as an open-end registered investment company. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. As of March 31, 2020, the Trust consisted of three separate investment series, (each a “Portfolio” and collectively the “Portfolios”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolios’ investment manager. AllianzGI U.S. is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). Effective April 1, 2020, ownership of AllianzGI U.S. was transferred from AAM to PFP Holdings, Inc., a wholly-owned subsidiary of Allianz of America, Inc. through a series of transactions involving various entities. Shares of the Portfolios have not been registered for public sale and are currently offered and sold on a private placement basis in accordance with Rule 506(c) of Regulation D under the Securities Act of 1933, as amended. Currently, the Trust has authorized one class of shares.

The following Portfolio sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”) during the period ended September 30, 2019. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI International Growth
Date	Shares	Amount
5/15/19	200,000	$3,000,000

The investment objective of AllianzGI Best Styles Global Managed Volatility, AllianzGI Global Small-Cap Opportunities and AllianzGI International Growth is to seek long-term capital appreciation. There can be no assurance that the Portfolios will meet their stated objective.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

Like many other companies, the Portfolios’ organizational documents provide that its officers (“Officers”) and the Board of Trustees of the Trust (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, both in some of their principal service contracts and in the normal course of its business, the Portfolios enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Portfolios maximum exposure under these arrangements is unknown as this could involve future claims against the Portfolios.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and, under normal circumstances. Exchange-traded funds (“ETFs”) are valued at their current market trading price. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value

36	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolios may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV of a Portfolio’s shares may change on days when an investor is not able to purchase or redeem or exchange shares.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Portfolios may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of a Portfolio is calculated. With respect to certain foreign securities, the Portfolios may fair-value securities using modeling tools provided by third-party vendors, where appropriate. The Portfolios have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolios for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of a Portfolio may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio.

(b) Fair Value Measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

37	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolios to measure fair value during the six months ended March 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolios’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolios’ valuation procedures are designed to value a security at the price the Portfolios may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolios would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

38	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

A summary of the inputs used at March 31, 2020 in valuing each Portfolio’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to the Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Best Styles Global Managed Volatility:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/20
Investments in Securities - Assets
Common Stock:
Australia	—	$410,860	—	$410,860
Austria	—	47,584	—	47,584
Belgium	—	252,160	—	252,160
China	$19,606	924,851	—	944,457
Czech Republic	—	149,320	—	149,320
Denmark	—	167,861	—	167,861
Finland	—	229,900	—	229,900
France	—	494,725	—	494,725
Germany	—	525,200	—	525,200
Hong Kong	—	492,153	—	492,153
Hungary	—	105,891	—	105,891
Ireland	—	4,914	—	4,914
Israel	—	219,862	—	219,862
Italy	—	466,208	—	466,208
Japan	—	5,088,570	—	5,088,570
Korea (Republic of)	—	539,738	—	539,738
Malaysia	15,462	272,521	—	287,983
Morocco	—	6,648	—	6,648
Netherlands	49,427	183,741	—	233,168
New Zealand	—	90,688	—	90,688
Norway	—	46,180	—	46,180
Philippines	—	56,173	$113	56,286
Poland	—	75,938	—	75,938
Singapore	—	568,307	—	568,307
Spain	41,688	133,912	—	175,600
Sweden	—	49,856	—	49,856
Switzerland	—	1,657,105	—	1,657,105
Taiwan	—	1,847,065	—	1,847,065
Thailand	—	—	394,306	394,306
United Kingdom	—	494,431	—	494,431
All Other	19,210,526	—	—	19,210,526
Preferred Stock	73,279	—	—	73,279
Totals	$19,409,988	$15,602,362	$394,419	$35,406,769

AllianzGI Global Small-Cap Opportunities:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/20
Investments in Securities - Assets
Common Stock:
Australia	—	$146,447	—	$146,447
Belgium	—	62,711	—	62,711
China	—	193,340	—	193,340
Denmark	—	39,971	—	39,971
Hong Kong	—	38,753	—	38,753
Italy	—	106,919	—	106,919
Japan	—	740,496	—	740,496
Korea (Republic of)	—	184,544	—	184,544
Netherlands	—	153,873	—	153,873
Norway	—	14,950	—	14,950
Portugal	—	38,814	—	38,814
Russian Federation	—	—	$44,517	44,517
Singapore	—	107,347	—	107,347
Spain	—	34,604	—	34,604
Switzerland	—	41,281	—	41,281
Taiwan	$107,414	277,451	—	384,865
Thailand	—	—	60,651	60,651
United Kingdom	—	135,702	—	135,702
All Other	3,407,340	—	—	3,407,340
Preferred Stock	31,918	—	—	31,918
Totals	$3,546,672	$2,317,203	$105,168	$5,969,043
AllianzGI International Growth:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/20
Investments in Securities - Assets
Common Stock:
Argentina	$608,771	—	—	$608,771
Brazil	784,482	—	—	784,482
Canada	2,177,938	—	—	2,177,938
China	2,971,550	$1,656,615	—	4,628,165
India	1,005,883	—	—	1,005,883
Ireland	232,322	446,321	—	678,643
Israel	1,383,250	—	—	1,383,250
All Other	—	17,583,882	—	17,583,882
Repurchase Agreements	—	656,000	—	656,000
Totals	$9,164,196	$20,342,818	—	$29,507,014

39	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2020, was as follows:

AllianzGI Best Styles Global Managed Volatility:

	Beginning Balance 9/30/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3**	Ending Balance 3/31/20
Investments in Securities - Assets
Common Stock:
Philippines	$57	$—	$—	$—	$—	$56	$—	$—	$113
Taiwan	35,017	—	—	—	—	(20,577)	—	(14,440)	—
Thailand	571,570	—	(10,348)	—	(4,517)	(210,028)	47,629	—	394,306
Rights:
Singapore	569	—	—	—	—	(569)	—	—	—
Totals	$607,213	$—	$(10,348)	$—	$(4,517)	$(231,118)	$47,629	$(14,440)	$394,419

AllianzGI Global Small-Cap Opportunities:

	Beginning Balance 9/30/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/20
Investments in Securities - Assets
Common Stock:
Russian Federation	$44,314	$91,254	$(71,821)	$—	$(598)	$(18,632)	$—	$—	$44,517
Thailand	95,457	40,279	(26,945)	—	(2,413)	(45,727)	—	—	60,651
Totals	$139,771	$131,533	$(98,766)	$—	$(3,011)	$(64,359)	$—	$—	$105,168

The tables above do not include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

* Transferred out of Level 2 and into Level 3 as a result of securities trading outside of the U.S. whose values were adjusted by the application of a modeling tool.

** Transferred out of Level 3 and into Level 2 because an exchange traded price was available at March 31, 2020.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Portfolios held at March 31, 2020 was:

AllianzGI Best Styles Global Managed Volatility	$(250,873)
AllianzGI Global Small-Cap Opportunities	(80,230)

The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

40	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

(c) Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Portfolios, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Federal Income Taxes. The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolios may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2020, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Portfolios’ U.S. federal income tax returns since inception remain subject to examination by the Internal Revenue Service. The Portfolios’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders. The Portfolios declare dividends and distributions from net investment income and net realized capital gains, if any, annually. The Portfolios record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation. The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements. The Portfolios are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

41	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

The Portfolios enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Portfolios), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited. The gross values are included in the Portfolios’ Schedules of Investments. As of March 31, 2020, the value of the related collateral exceeded the value of the repurchase agreements for each Portfolio.

(h) Rights. The Portfolios may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

2. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Portfolio effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolios may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration and/or default. The Portfolios may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

42	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

The Portfolios are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolios. Even when markets perform well, there is no assurance that the investments held by the Portfolios will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events will, may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on a Portfolio and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. Associated disruptions could impair a Portfolio’s ability to maintain operational standards, disrupt the operations of the Portfolio’s service providers, adversely affect the value and liquidity of the Portfolio’s investments, and negatively impact the Portfolio’s performance and your investment in the Portfolio.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios’ have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are exposed to risks associated with leverage. Leverage may cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Portfolios employ dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses. As discussed further in Note 9, the Portfolios have entered into a credit agreement. In connection with their use of leverage as well as their investment activities, the Portfolios may have exposure to the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests are not known.

3. FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolios at times use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

43	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolios also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities. The Portfolios did not have any open forward foreign currency contracts as of March 31, 2020.

The following is a summary of the Portfolios’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Operations for the six months ended March 31, 2020:

AllianzGI Best Styles Global Managed Volatility:

Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(3)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$1

AllianzGI Global Small-Cap Opportunities:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(2)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$1

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$1,188

44	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

The average volume (based on open positions at each fiscal month-end) of derivative activity during the six months ended March 31, 2020:

	Forward Foreign Currency Contracts(1)
	Purchased	Sold
AllianzGI Best Styles Global Managed Volatility	$—	$124
AllianzGI Global Small-Cap Opportunities	—	84
AllianzGI International Growth	2,277	—

(1) U.S. $value on origination date

4. INVESTMENT MANAGER/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee. Each Portfolio has an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, each Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of each Portfolio’s average daily net assets (the “Investment Management Fee”).

The Investment Management fee was charged at an annual rate as indicated in the following table:

Management Fee
AllianzGI Best Styles Global Managed Volatility	0.40%
AllianzGI Global Small-Cap Opportunities	0.90
AllianzGI International Growth	0.70

Distribution Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Portfolios’ shares pursuant to a Distribution Contract. The Distributor, for each of the Portfolios, currently receives no compensation in connection with the services it provides under the Distribution Contract.

Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds and Allianz Funds Multi-Strategy Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

5. EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

Expense Limitation
AllianzGI Best Styles Global Managed Volatility (1)	0.45%
AllianzGI Global Small-Cap Opportunities (2)	1.20
AllianzGI International Growth (3)	0.80

(1) The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Portfolio through January 31, 2021, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.45%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such

45	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust (based on approval by the Board) upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. (2) The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Portfolio through January 31, 2021, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust (based on approval by the Board) upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. (3) The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2021, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.80%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust (based on approval by the Board) upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

During the six months ended March 31, 2020, the Investment Manager did not recoup any expenses from the Portfolios. The following represents the amounts that still can be recouped by the Investment Manager:

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	9/30/2017	9/30/2018	9/30/2019	Totals
AllianzGI Best Styles Global Managed Volatility Portfolio	$258,092	$241,955	$104,437	$604,484
AllianzGI Global Small-Cap Opportunities Portfolio	144,937	132,581	66,267	343,785
AllianzGI International Growth Portfolio	—	—	97,103	97,103

6. INVESTMENTS IN SECURITIES

For the six months ended March 31, 2020, purchases and sales of investments, other than short-term securities:

	Purchases	Sales
AllianzGI Best Styles Global Managed Volatility	$4,684,536	$12,918,078
AllianzGI Global Small-Cap Opportunities	7,063,278	6,995,284
AllianzGI International Growth	5,930,937	25,835,586

7. INCOME TAX INFORMATION

At March 31, 2020, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for U.S. federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
AllianzGI Best Styles Global Managed Volatility	$36,523,338	$4,260,244	$5,376,813	$(1,116,569)
AllianzGI Global Small-Cap Opportunities	7,047,231	253,932	1,332,120	(1,078,188)
AllianzGI International Growth	31,113,571	2,586,086	4,192,643	(1,606,557)

(1) Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals.

46	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

8. SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Portfolio may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Portfolio.

At March 31, 2020, the significant account-holders, owners of 5% or greater of each respective Portfolio’s outstanding shares, were as follows:

	Affiliated*
	Number of Account Holders	Approximate Ownership	AFI

AllianzGI Best Styles Global Managed Volatility	4	90%	—

AllianzGI Global Small-Cap Opportunities	4	55%	35%

AllianzGI International Growth	4	81%	5%

* This represents the aggregate percentage of affiliated entities that own 5% or more of the Portfolio’s outstanding shares.

These affiliated entities include portfolios of the Trust and Allianz Multi-Series Collective Investment Trust.

9. BORROWINGS

The Trust has entered into a credit agreement (the “State Street Agreement”), among the Trust, Allianz Funds Multi-Strategy Trust and Allianz Funds, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. As discussed in Note 2 above, the Portfolios may face certain risks and uncertainties insofar as they are exposed to LIBOR. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 24, 2019, with an expiration date of October 2, 2020 (the “Amendment”). Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Portfolios did not utilize the line of credit during the six months ended March 31, 2020.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Portfolios for temporary purposes through the Interfund Program.

During the six months ended March 31, 2020, the Portfolios did not participate as a borrower or lender in the Interfund Program.

10. FUND EVENTS

On February 27, 2020, AllianzGI Advanced Core Bond Portfolio liquidated as a series of the Trust.

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

47	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2020 (unaudited) (continued)

Since the end of the reporting period, global responses to COVID-19 have significantly impacted broad financial sectors and the global economy. This has caused significant volatility and negative performance in global financial markets generally and in the securities in which the Portfolios invest specifically. The extent of the impact of COVID-19 on the Portfolios’ operational and financial performance will depend on certain developments including, among others, the duration and spread of the outbreak, and the resulting impact on financial markets, all of which are uncertain and cannot be predicted. Given the inherent uncertainties, it is not practicable at this time to determine what impact COVID-19 will have on the Portfolios or to provide a quantitative estimate of any future impact. These effects could have a material negative impact on the Portfolios’ future results of operations.

There were no other subsequent events identified that require recognition or disclosure.

48	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Changes to the Board of Trustees (unaudited)

Effective December 31, 2019, Bradford K. Gallagher retired as an Independent Trustee of the Trust.

49	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

50	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

• Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

• Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

• Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

• LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

• Facebook: https://de-de.facebook.com/about/privacy

• Twitter: https://twitter.com/privacy

• Linked In: https://www.linkedin.com/legal/privacy-policy

51	Semiannual Report / March 31, 2020

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com

52	Semiannual Report / March 31, 2020

Trustees	Investment Manager
Alan Rappaport	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Sarah E. Cogan	New York, NY 10019
Deborah A. Decotis
F. Ford Drummond	Distributor
Thomas J. Fuccillo	Allianz Global Investors Distributors LLC
Erick R. Holt	1633 Broadway
James A. Jacobson	New York, NY 10019
Hans W. Kertess
James S. MacLeod	Custodian & Accounting Agent
William B. Ogden, IV	State Street Bank and Trust Co.
Davey S. Scoon	801 Pennsylvania Avenue
Kansas City, MO 64105
Officers
Thomas J. Fuccillo	Transfer Agent
President and Chief Executive Officer	State Street Bank and Trust Company, which has delegated its
Scott Whisten	obligations as transfer agent to:
Treasurer, Principal Financial and	DST Asset Management Solutions, Inc.
Accounting Officer	P.O. Box 219723
Angela Borreggine	Kansas City, MO 64121-9723
Chief Legal Officer and Secretary
Thomas L. Harter
Chief Compliance Officer, CFA	Independent Registered Public Accounting Firm
Richard J. Cochran	PricewaterhouseCoopers LLP
Assistant Treasurer	300 Madison Avenue
Orhan Dzemaili	New York, NY 10017
Assistant Treasurer
Debra Rubano	Legal Counsel
Assistant Secretary	Ropes & Gray LLC
Craig A. Ruckman	Prudential Tower
Assistant Secretary	800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the Portfolios without examination by an independent registered public accounting firm, who did not express an opinion herein.

ITEM 2. CODE OF ETHICS

(a) Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust’s last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)) as amended), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies

ITEM 13. EXHIBITS

(a) (1)  Not required in this filing.

(a) (2) Exhibit 99_ Cert. — Certification pursuant to Section  302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Exhibit 99.906 Cert. — Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Institutional Multi-Series Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	June 5, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	June 5, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	June 5, 2020